                                  SCHEDULE 14C

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO. _______ )

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                              Delaware Pooled Trust
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                (Name of Registrant as Specified in Its Charter)

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                              DELAWARE POOLED TRUST

                       THE ALL-CAP GROWTH EQUITY PORTFOLIO

                               2005 MARKET STREET
                             PHILADELPHIA, PA 19103

                              INFORMATION STATEMENT

     This  Information  Statement  is being  furnished on behalf of the Board of
Trustees  ("Trustees"  or  "Board") of Delaware  Pooled  Trust (the  "Trust") to
inform  shareholders  of The All-Cap Growth Equity  Portfolio (the  "Portfolio")
about recent changes regarding the  repositioning of the Portfolio's  investment strategy.  These changes were approved by the Board and majority shareholders of the Delaware Pooled Trust on the  recommendation  of the Portfolio's  investment adviser,  Delaware Management Company ("DMC"), and the Portfolio's  distributor,
Delaware Distributors,  L.P. ("DDLP",  together with DMC, "Management").  WE ARE
NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed on or about February 12, 2008 to shareholders of record of the Portfolio as of February 26, 2008.

                                  INTRODUCTION

     Upon the  recommendation  of Management,  the Board of the Delaware  Pooled
Trust has approved the repositioning of The All-Cap Growth Equity Portfolio.  In connection with the repositioning, the Board has approved several changes to the
Portfolio,  including:  (i) modifying  the  Portfolio's  investment  strategy to permit the Portfolio to invest in a concentrated,  non-diversified  portfolio of typically 20 or fewer names;  (ii) changing the  Portfolio's  sub-classification from a diversified fund to a non-diversified  fund to accommodate this strategy;
and (iii)  changing the name of the  Portfolio to "The Select 20  Portfolio"  to reflect the new strategy. The Portfolio's investment objective, which is to seek long term capital appreciation,  and its investment process will not change. The
Portfolio's  change in  sub-classification  from diversified to  non-diversified must  be  approved  by  shareholders.  The  Portfolio's  two  shareholders  have consented to this change.

                CHANGING THE PORTFOLIO'S SUB-CLASSIFICATION FROM
                         DIVERSIFIED TO NON-DIVERSIFIED

     The Board has adopted, with the consent of the majority  shareholders,  the recommendation of Management that the Portfolio's  sub-classification be changed from  "diversified" to  "non-diversified."  Management  requested this change to permit DMC's Focus Growth Equity Team, which manages the Portfolio (the "Team"), to seek to take  greater  advantage  of its  bottom-up  approach to investing by making  larger  investments  in a fewer number of stocks that the Team  believes offer the greatest  potential  return over the market.  To fully  implement this
concentrated   approach  to  investing,   the   Portfolio   must  operate  as  a
non-diversified fund.

     The  Portfolio  is a series of an  investment  management  company  that is subject to regulation under the Investment Company Act of 1940 (the "1940 Act").
The 1940 Act requires the  Portfolio to determine  and disclose to  shareholders whether it is classified as a "diversified"  or a  "non-diversified"  investment company. The Portfolio was previously  classified as "diversified" under Section
5(b)(1) of the 1940 Act,  which  means  that there were  limits on the amount it could invest in any single issuer. More particularly,  Rule 5(b)(1) states that, with respect to 75% of its assets,  a fund may not invest in a security if, as a result of such  investment  (at the time of purchase) more than 5% of its assets would be  invested  in  securities  of any one  issuer.  In  addition,  the Rule mandates that, with respect to 75% of its assets,  a fund may not hold more than
10% of the outstanding  voting securities of any one issuer.  These restrictions do not apply to U.S.  government  securities or  securities of other  investment companies.

     As a result of the change in its classification to  "non-diversified,"  the
Portfolio  will no longer be subject  to the  diversification  limits  described above and will be permitted to invest a higher  percentage  of its assets in the securities  of  a  particular  issuer  than  was  previously  permissible.  This flexibility  will  provide  the  current  or future  portfolio  managers  of the
Portfolio with the ability to take larger investment positions in companies that are consistent with the Portfolio's  investment  objective.  Management believes
that  this  increased   flexibility  may  benefit  the  Portfolio's   investment
performance  by permitting it to take  positions in certain  stocks beyond those
previously  permitted  under  the  Portfolio's  prior  diversification   policy.
However,  there  can  be  no  assurance  that  the  change  in  the  Portfolio's sub-classification  to  "non-diversified"  will  result in  enhanced  investment performance.

     In  addition,  the  investment  risk of the  Portfolio  may increase and an investment in the  non-diversified  Portfolio may, under certain  circumstances, present  greater  risk  to an  investor  than  an  investment  in a  diversified investment  company.  This risk  includes  greater  exposure to  potential  poor earnings  results  or  defaults  than  would be the case for a more  diversified portfolio,  which could  result in greater net asset  value  volatility  for the
Portfolio and an increase in the risk of loss of net asset value,  and therefore the value of your investment.

     Although  the  Portfolio  will no longer be subject to the  diversification limits  under  Section  5(b)(1) of the 1940 Act, it must still adhere to certain federal tax  diversification  requirements.  For purposes of Subchapter M of the
Internal  Revenue  Code of 1986,  as amended,  the  Portfolio  will  continue to operate as a "regulated investment company." As such, it must meet certain other diversification requirements, including the requirement that, at the end of each tax year  quarter,  at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments),  in which it has invested not more than
5% of its assets.  The  Portfolio  will  further be limited in its  purchases of voting  securities of any issuer and may invest no more than 25% of the value of its total assets in securities  (other than U.S.  government  securities) of any one issuer or of two or more issuers that the Portfolio controls and are engaged in the same, similar or related trades or businesses.

     While investing a larger portion of the Portfolio's assets in fewer issuers
may  prove  beneficial  when  such  companies  outperform  the  market,   larger
investments in fewer issuers will also magnify any negative  performance by such companies. In general, the Portfolio's net asset value may become more volatile.

                         RECORD OF BENEFICIAL OWNERSHIP

     As of February 12, 2008,  the  following  entities held more than 5% of the
Portfolio's outstanding shares:

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Shareholder                                   Percentage of Shares held
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Lincoln National Life Insurance Co.                          76.8%
1300 S. Clinton Street
Fort Wayne, IN  46802-3506
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Van Harte-Smith Family Revocable Trust
70 Club Drive
San Carlos, CA  94070-1647                                   23.2%
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     Lincoln  National Life  Insurance Co. holds the power to vote more than 25%
of the Portfolio's  voting  securities and thus under the 1940 Act is considered to  "control"  the  Portfolio.  As a control  person of the  Portfolio,  Lincoln
National  Life  Insurance  Co. may possess the ability to control the outcome of matters submitted to the vote of shareholders.

     Also, as of February 12, 2008, the directors and executive  officers of the
VP Funds,  both  individually  and as a group,  owned less than 1% of the Fund's outstanding shares.

                               GENERAL INFORMATION

Investment Adviser

     DMC, a series of Delaware Management Business Trust,  furnishes  investment advisory services to the Portfolio pursuant to an investment  advisory agreement between  the Trust,  on behalf of the  Portfolio,  and DMC.  DMC is an  indirect subsidiary  of  Delaware  Management  Holdings,  Inc.  ("DMH").  DMH and DMC are
indirect subsidiaries,  and subject to the ultimate control, of Lincoln National
Corporation   (Lincoln  National).   Lincoln  National,   with  headquarters  in
Philadelphia,  Pennsylvania is a diversified  organization  with operations many aspects of the financial services industry,  including  insurance and investment management. DMC's address is 2005 Market Street, Philadelphia, PA 19103-7094.

Distributor

     DDLP,  2005  Market  Street,  Philadelphia,  PA  19103-7094,  serves as the
Distributor of the shares of the  Portfolio.  Under its  Distribution  Agreement
with the Trust on behalf of the Portfolio, DDLP sells shares of the Portfolio on a continuous basis upon the terms and at the current offering price described in this  Prospectus.  DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.

Administrator

     Delaware  Service  Company,  Inc.  ("DSC"),  located at 2005 Market Street,
Philadelphia,  PA  19103-7094,  serves  as the  Trust's  shareholder  servicing, dividend  disbursing  and transfer  agent.  DSC  provides  fund  accounting  and financial  administration  oversight  services to the Portfolio.  Those services include overseeing the Portfolio's pricing process,  the calculation and payment of fund expenses,  and financial reporting in shareholder reports,  registration statements and other regulatory filings.  Additionally,  DSC manages the process for the payment of dividends and distributions and the dissemination of Fund net asset  values  and  performance  data.  DSC is an  affiliate  of  DMC,  and is a subsidiary of DMH and, therefore, of Lincoln National.

     Mellon Bank,  N.A.  ("Mellon"),  One Mellon  Center,  Pittsburgh  PA 15258,
provides fund accounting and financial administration services to the Portfolio.
Those  services  include   performing   functions  related  to  calculating  the
Portfolio's  net asset  value and  providing  financial  reporting  information, regulatory compliance testing and other related accounting services.

                              FINANCIAL INFORMATION

     Shareholders can obtain a copy of the Trust's most recent Annual Report and any Semi-Annual  Report following the Annual Report,  without charge, by writing to Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia,  PA
19103 or by calling the Delaware Pooled Trust toll-free at 1-800-231-8002.